SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                          EVERGREEN EQUITY INDEX FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                        EVERGREEN VARIABLE ANNUITY FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                           (collectively, the "Funds")

I. The prospectus(es) of each of the Funds are hereby supplemented as follows. The following section has been added under "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU":

      SHORT-TERM TRADING POLICY
      Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

      To limit the negative effects on the Funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

      The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds do not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.


II. Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Diversified Bond Fund, Evergreen Fixed Income Fund II, Evergreen Institutional Mortgage Portfolio, Evergreen Institutional U.S. Government Money Market Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, Evergreen Strategic Income Fund, Evergreen Ultra Short Bond Fund, Evergreen U.S. Government Fund, Evergreen U.S. Government Money Market Fund, Evergreen VA Core Bond Fund, Evergreen VA Foundation Fund, Evergreen VA High Income Fund and Evergreen VA Strategic Income Fund (the "Funds")

         The section of the prospectus entitled "INVESTMENT STRATEGY" for the Funds is revised to include the following:

      The Fund typically invests in debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. Securities issued by FNMA or FHLMC, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the securities issued by them are neither guaranteed nor insured by the United States government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the United States Treasury.


III.     Evergreen Emerging Growth Fund and Evergreen Select Strategic Growth
         Fund

         Effective March 1, 2004, Evergreen Emerging Growth Fund and Evergreen Select Strategic Growth Fund will change their names. The new names are:

-------------------------------------------- -----------------------------------
Current Name                                 New Name
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Evergreen Emerging Growth Fund               Evergreen Mid Cap Growth Fund
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Evergreen Select Strategic Growth Fund       Evergreen Strategic Growth Fund
-------------------------------------------- -----------------------------------

         Also effective March 1, 2004, the "INVESTMENT STRATEGY" section in the prospectus for Evergreen Emerging Growth Fund (the "Fund") is revised to reflect the fact that the Fund will invest primarily in the common stocks of U.S. companies with medium market capitalizations (i.e., companies whose market capitalizations fall within the range of market capitalizations of the constituent companies in the Russell Midcap(R) Index, at the time of purchase).

         The Fund Facts section for the Fund in the prospectus is also revised to reflect the same change - under `Principal Investment,' it will now read "Mid-Cap U.S. Common Stocks."



February 27, 2004                                            568424  (2/04)